SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                Form 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) June 29, 1998

                    Home Equity Securitization Corp.
         (Exact name of registrant as specified in its charter)



         North Carolina                333-44409          56-2064715
 (State or Other Jurisdiction of   (Commission File    (I.R.S. Employer
         Incorporation)                 Number)       Identification No.)

    301 South College Street
    Charlotte, North Carolina                             28202-6001
 (Address of Principal Executive                           (Zip Code)
            Offices)


   Registrant's telephone number, including area code (704) 374-4868

                                    No Change
     (Former name or former address, if changed since last report)
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            Item 2.           Acquisition or Disposition of Assets

            Description of the Notes and the Home Equity Loans

            Home Equity Securitization Corp. registered issuances of up to $500,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-44409) (the "Registration Statement"). Pursuant to the Registration Statement, RBMG Funding Co. Home Equity Loan Trust 1998-1 (the "Issuer") issued $125,000,000 in aggregate principal amount of its Asset Backed Notes, Series 1998-1 (the "Notes"), on June 29, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 1998, between RBMG Funding Co. Home Equity Loan Trust 1998-1, and Bankers Trust Company, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by a pledge of mortgage loans and certain related property. Bankers Trust Company will serve as indenture trustee with respect to the Notes.

            The assets of the Trust consist of (i) a pool of fixed and adjustable rate, residential one- to four-family, first lien mortgage loans (the "Home Equity Loans") to be pledged to the Indenture Trustee for the benefit of the holders of the Notes, (ii) all payments in respect of principal and interest on the Home Equity Loans (other than any principal or interest payments on the Home Equity Loans due on or prior to the applicable Cut-Off Date), (iii) the Issuer's rights under the Depositor Sale Agreement and the Servicing Agreement,
(iv) the rights of the Indenture Trustee under the Insurance Policy, (v) the Pre-Funding Account, and funds on deposit therein and (vi) certain other property.

            Interest distributions on the Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. The Note Interest Rate is LIBOR plus 0.18% for each Interest Period prior to the Redemption Date and LIBOR plus 0.36% for each Interest Period thereafter.

            As of June 1, 1998, the Home Equity Loans possessed the characteristics described in the Prospectus dated June 9, 1997 and the Prospectus Supplement dated June 24, 1998 filed pursuant to Rule 424(b)(2) of the Act on June 30, 1998.

      Item 7.     Financial Statements, Pro Forma Financial
                  Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit  1.1.  Underwriting   Agreement,   dated  June  24,  1998,
            between Home Equity Securitization Corp. and Wheat First Securities, Inc. doing business as First Union Capital Markets, a division of Wheat First Securities, Inc.

            Exhibit 4.1. Indenture, dated as of June 1, 1998, between the Issuer and the Indenture Trustee.

            Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated June 29, 1998.

            Exhibit 10.1. MBIA Insurance Policy, dated June 29, 1998.

            Exhibit  23.1.  Consent  of  Coopers  & Lybrand  L.L.P.  regarding
            financial  statements  of  the  MBIA  Insurance   Corporation  and
            Subsidiaries.

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                        HOME EQUITY SECURITIZATION CORP.,
                        as Depositor  and on behalf of RBMG  Funding Co. Home
                            Equity Loan Trust 1998-1

                        Registrant



                        By: /S/ WALLACE SAUNDERS
                             Name: Wallace Saunders
                             Title: Assistant Vice President
Dated:  June 29, 1998

                                  EXHIBIT INDEX


Exhibit No.      Description

Exhibit 1.1. Underwriting Agreement, dated June 24, 1998, between Home Equity Securitization Corp and Wheat First Securities, Inc. doing business as First Union Capital Markets, a division of Wheat First Securities, Inc.

Exhibit 4.1. Indenture, dated as of June 1, 1998, between the Issuer and the Indenture Trustee.

Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated June 29, 1998.

Exhibit 10.1     MBIA Insurance Policy, dated June 29, 1998.

Exhibit 23.1. Consent of Coopers & Lybrand L.L.P. regarding financial statements of the MBIA Insurance Corporation and Subsidiaries.